FIRST AMENDMENT TO AMENDED AND RESTATED
                     ---------------------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

                      NEW ENGLAND BUSINESS SERVICE, INC.
                      ----------------------------------


     FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of May 29, 1998 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), BANKBOSTON, N.A., a national banking association ("BKB"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with BKB, the "Banks"), BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending institutions.

     WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Revolving Credit Agreement, dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1. Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by:

     (a) adding the following new definitions to Section 1.1 of the Credit Agreement in the proper alphabetical order:

          "First Amendment Effective Date. The "Effective Date", as defined in the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 29, 1998 among the Borrower, the Agent, the Documentation Agent, the Banks, and the Subsidiaries of the Borrower listed on the signature pages thereto.

     McBee.  McBee Systems, Inc., a Colorado corporation.

          McBee Acquisition. The acquisition by the Borrower (or an affiliate of the Borrower) of one hundred percent (100%) of the capital stock of McBee and its Subsidiaries and the acquisition of certain assets from McBee Canada on the terms and conditions set forth below:

          (i) the closing of the McBee Acquisition shall occur on or before, but not after, June 30, 1998;

          (ii) the terms and conditions of the McBee Acquisition shall be substantially those set forth in the McBee Asset Purchase Agreement and the McBee Stock Purchase Agreement. Without limiting the generality of the foregoing, (A) the Initial Cash Payment (as defined in the McBee Asset Purchase Agreement ) shall not exceed $5,000,000, (B) the Initial Purchase Price (as defined in the McBee Stock Purchase Agreement) shall not exceed $58,000,000, (C) neither McBee nor any of its Subsidiaries shall have, nor shall the Borrower have assumed, any Indebtedness for borrowed money, debt or other similar monetary obligations, including guaranties of the obligations of others (with the guaranty obligations of McBee and McBee Canada in respect of the ROMO Corp. Loan Agreement being released in their entirety and all obligations of McBee to ROMO Corp. being cancelled or repaid in full prior to the consummation of the McBee Acquisition) in excess of $250,000 in the aggregate, and (D) the Borrower shall have acquired one hundred percent (100%) of the capital stock of McBee and any of its Subsidiaries;

          (iii) there shall be no material misstatements in or omissions from the materials furnished to the Agent, the Banks and the Arranger for their review in connection with the McBee Acquisition;

          (iv) upon consummation of the McBee Acquisition, the stock and assets of McBee and McBee Canada, respectively, and each of their Subsidiaries shall be free and clear of any and all liens and encumbrances, except for Permitted Liens;

          (v) promptly following the consummation of the McBee Acquisition, the Borrower shall deliver to the Agent and the Banks revisions to the disclosure schedules attached to this Credit Agreement and the other Loan Documents, and an updated certificate of locations of the Borrower and its Subsidiaries, in each case reflecting solely the materials disclosed by the McBee Asset Purchase Agreement and the McBee Stock Purchase Agreement, provided, however, that the Borrower shall not seek to revise (A) Schedule 5.18 to the Credit Agreement so as to disclose any item which might adversely affect the properties, assets, financial condition or business of the Borrower or its Subsidiaries or
     (B) Schedules 7.1, 7.2 or 7.3 to the Credit Agreement; and

          (vi) all parties to the McBee Asset Purchase Agreement and the McBee Stock Purchase Agreement shall have received all necessary third party consents and approvals.

          McBee Asset Purchase Agreement. The Asset Purchase Agreement between the Borrower, NEBS Business Forms, McBee Canada and ROMO Corp., dated as of May 1, 1998, as in effect on the First Amendment Effective Date.

          McBee Canada. McBee Systems of Canada, Inc., an Ontario corporation.

          McBee Stock Purchase Agreement. The Stock Purchase Agreement between the Borrower and ROMO Corp., dated as of May 1, 1998, as in effect on the First Amendment Effective Date.

          NEBS Business Forms. NEBS Business Forms Ltd., an Ontario corporation.

          ROMO Corp.  ROMO Corp., a Colorado corporation.

          ROMO Corp. Loan Agreement. The Loan Agreement dated March 17, 1993 between ROMO Corp. and US Bank, f/k/a/ Colorado National Bank."

     (b) deleting the introductory paragraph of the definition of Permitted Acquisition in its entirety and replacing it with the following new introductory paragraph:

          "Permitted Acquisition. The Rapidforms Acquisition, the McBee Acquisition or any other acquisition of any Person, business, division, or specified group of assets by the Borrower or any of its Subsidiaries, provided that, with respect to any other such acquisition, (1) the Agent and the Majority Banks approve, in their sole discretion, such acquisition in writing in advance or (2) each of the following conditions is met:"

     (c) deleting the definition of Total Commitment in its entirety and replacing it with the following new definition:

          "Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time, which amount shall, as of the First Amendment Effective Date, be $165,000,000."

     2.     Amendment to Section 2.5.1 of the Credit Agreement.  Subsection
2.5.1 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and by replacing it with the following sentence:

          "2.5.1. Syndicated Notes. The Syndicated Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit F-1 attached hereto (each a "Syndicated Note"), dated as of the Closing Date or, as the case may be, the First Amendment Effective Date and completed with appropriate insertions."

     3. Amendment to Section 5 of the Credit Agreement. Section 5 of the Credit Agreement is hereby amended by adding the following new sections at the end thereof:

          "5.24. McBee Acquisition. Upon the closing (if any) of the McBee Acquisition, each of the representations and warranties made by the Borrower and, to the best of the

Borrower's knowledge, ROMO Corp. contained in the McBee Asset Purchase Agreement or the McBee Stock Purchase Agreement shall have been true and correct in all material respects when made and shall continue to be true and correct in all material respects on the date of such closing, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the date of such closing, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the McBee Asset Purchase Agreement or the McBee Stock Purchase Agreement.

          5.25. Year 2000 Problem. The Borrower and its Subsidiaries have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by either the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrower and its Subsidiaries taken as a whole."

4. Addition of Section 6.15 to the Credit Agreement. Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.15 at the end thereof:

     "6.15.  McBee Acquisition.

          6.15.1. McBee Guaranty, etc. Promptly following the consummation of the McBee Acquisition, the Borrower shall (a) cause McBee and each of its Subsidiaries to execute and deliver to the Agent a Guaranty, in the form of Exhibit A hereto, of the Obligations under this Credit Agreement and the other Loan Documents, together with such evidence of corporate authorization, other corporate documentation and legal opinions (including, where applicable, local counsel opinions of Colorado or other local counsel) as the Agent may reasonably request, (b) deliver to the Agent evidence satisfactory to the Agent, of the release of: (i) all guaranty obligations under the ROMO Corp. Loan Agreement, and
     (ii) all security interests and liens securing such guaranty obligations, pursuant to UCC-3 termination statements and other appropriate release or termination documents; and (c) deliver to the Agent evidence satisfactory to the Agent of the repayment and release of all obligations of McBee to ROMO Corp. and of any and all security interests and liens securing such obligations, pursuant to UCC-3 termination statements and other appropriate release or termination documents. Within 30 days following the First Amendment Effective Date, the Borrower shall deliver to the Agent evidence satisfactory to the Agent of the termination of (x) the security interest of First City, Texas - Houston, N.A. against McBee Canada, as evidenced by financing statement 900931338 filed June 7, 1989 with the Ministry of Consumer and Commercial Relations, Province of Ontario, Canada, and (y) to the extent not otherwise permitted by Section 7.2, any other financing statements revealed by Uniform Commercial Code or Personal Property Security Act of Canada searches conducted against McBee or McBee Canada at the request of the Agent.

          6.15.2. Closing Balance Sheet. The Borrower shall deliver to the Agent and the Banks, promptly upon receipt thereof from McBee and McBee Canada, the Closing Balance Sheet (as defined in the McBee Stock Purchase Agreement)."

     5. Amendment to Section 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by deleting paragraph (m) in its entirety and by replacing it with the following paragraph (m):

          "(m) Indebtedness for borrowed money, debt or similar monetary obligations assumed in respect of Permitted Acquisitions (other than the Rapidforms Acquisition or the McBee Acquisition), to the extent permitted by paragraph 2(b) of the definition thereof, and other Indebtedness assumed in respect of Permitted Acquisitions (other than the Rapidforms Acquisition) and existing prior to the date of any Permitted Acquisition and not created in contemplation thereof;"

     6. Amendment to Section 7.3 of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended by deleting paragraph (k) in its entirety and by replacing it with the following paragraph (k):

     "(k) Investments in respect of (i) Permitted Acquisitions (other than the Rapidforms Acquisition or the McBee Acquisition) to the extent permitted by the definition thereof; (ii) the Rapidforms Acquisition to the extent permitted by the definition thereof and Section 7.1(n); and (iii) the McBee Acquisition to the extent permitted by the definition thereof and Section 7.1(m);"

     7. Replacement of Schedule 1 to the Credit Agreement. Schedule 1 of the Credit Agreement is hereby deleted in its entirety, and Schedule 1 attached hereto is hereby substituted in lieu thereof.

     8. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in
Section 9 below are met, as follows:

          (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, are within the corporate authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or any of the Borrower's charter or any of the Guarantors' charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

          (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in Section 5 of the Credit Agreement and in the other Loan Documents were correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment and the other Amendment Documents, also are correct at and as of the date hereof and will be correct as of the date of the closing of the McBee Asset Purchase Agreement and the McBee Stock Purchase Agreement.

          (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof (including, updating all disclosure required on each of the schedules), and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in
     Section 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

     9. Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"), in each case in a manner satisfactory in form and substance to the Agent and the
Banks:

     (a) This Amendment shall have been duly executed and delivered by each of the parties hereto;

     (b) The Borrower shall have executed and delivered to the Agent an amended and restated Revolving Credit Note in favor of each Bank which agrees to increase its Commitment hereunder, in a principal amount equal to such Bank's Commitment as allocated by the Agent hereunder, substantially in the form of Exhibit F-1 to the Credit Agreement (the "Replacement Notes");

     (c) The Agent shall have received from the Secretary of each of the Borrower and the Guarantors a copy, certified by such Secretary to be true and complete as of the date hereof, of each of (A) its charter or other incorporation documents as in effect on such date of certification, (B) its by-laws as in effect on such date, and (C) the resolutions of its Board of Directors authorizing, to the extent it is a party thereto, the execution, delivery and performance of this Amendment, the Replacement Notes and any other Amendment Documents;

     (d) The Agent shall have received from the Borrower copies of the most recent audited combined financial statements of McBee Systems, Inc., a Colorado corporation ("McBee"), and McBee Systems of Canada, Inc., an Ontario corporation ("McBee Canada");

     (e) The Agent shall have received from the Borrower a compliance certificate evidencing pro forma compliance with the requirements of Section 8 (as amended hereby) of the Credit Agreement in the form of Exhibit G to the Credit Agreement, duly certified by the principal financial or accounting officer of the Borrower, indicating the Borrower's compliance with the financial covenants set forth in Section 8 of the Credit Agreement, immediately prior to and following the consummation of the McBee Acquisition (as defined in the Credit Agreement as amended hereby);

     (f) The Agent shall have received from each of the Borrower and the Guarantors an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of the Borrower or the Guarantor, as the case may be, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Borrower or the Guarantor, as the case may be, the Amendment Documents;

     (g) The Agent shall have received from the Borrower: (i) a completed and fully executed certificate of locations for each of McBee and McBee Canada, (ii) the results of UCC searches of McBee, and (iii) Personal Property Security Act of Canada searches (PPSA searches) of McBee Canada, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent;


     (h) The Agent shall have received from the Borrower good standing certificates for each of the Borrower and the Guarantors, issued by the Secretary of State of each such entity's jurisdiction of incorporation and of each jurisdiction in which such entity has qualified to do business;


     (i) The Agent shall have received from the Borrower copies of each of the McBee Asset Purchase Agreement (as defined in the Credit Agreement as amended hereby) and the McBee Stock Purchase Agreement (as defined in the Credit Agreement as amended hereby), together with the certification of a duly authorized officer of the Borrower that such copies are true, correct and complete and have not been amended, modified, rescinded, revoked or supplemented; and

     (j) The Agent shall have received a favorable legal opinion addressed to the Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Agent, from Hill and Barlow with respect to the Borrower and each Guarantor; provided, however, that such opinion may assume the due incorporation, good standing and the due authorization, execution and delivery of the Amendment Documents by Rapidforms and Newshire Forms, Inc.

     10.     Miscellaneous Provisions.

     (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans and the reimbursement obligations, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


                         [Signature Pages Follow]

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.


                               New England Business Service, Inc.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                               Name: John F. Fairbanks
                               Title: Vice President, CFO and
                                      Treasurer


                              BANKBOSTON, N.A.,
                              individually and as Agent


                              By:/s/ Harvey H. Thayer, Jr.
                                 -------------------------
                              Name: Harvey H. Thayer, Jr.
                              Title: Director


                              FLEET NATIONAL BANK,
                              individually and as Documentation Agent


                              By:/s/ Thomas F. Brennan
                                 ---------------------
                              Name: Thomas F. Brennan
                              Title: Vice President


                              FIRST UNION NATIONAL BANK, N.A.,
                              successor to CoreStates Bank, N.A.


                              By:/s/ Jon R. Sundstrom
                                 --------------------
                              Name: Jon R. Sundstrom
                              Title: Vice President

                              KEY BANK N.A.


                              By:/s/ Noel B. Graydon
                                 -------------------
                              Name: Noel B. Graydon
                              Title: Vice President

                              USTRUST


                              By:/s/ Brian C. Roche
                                 ------------------
                              Name: Brian C. Roche
                              Title: Vice President


                              SUNTRUST BANK, ATLANTA


                              By:/s/ W. David Wisdom
                                 -------------------
                              Name: W. David Wisdom
                              Title: Group Vice President


                              SUNTRUST BANK, ATLANTA


                              By:/s/ Karen Copeland
                                 ------------------
                              Name: Karen Copeland
                              Title: Assistant Vice President


                              THE BANK OF NOVA SCOTIA


                              By:/s/ T.M. Pirher
                                  ---------------
                              Name: T.M. Pirher
                              Title: Authorized Signatory


                              WACHOVIA BANK, N.A.


                              By:/s/ Jeffrey S. Nurkiewicz
                                 -------------------------
                              Name: Jeffrey S. Nurkiewicz
                              Title: Vice President

                              KREDIETBANK N.V.


                              By:/s/ Robert M. Surdam, Jr.
                                 -------------------------
                              Name: Robert M. Surdam, Jr.
                              Title: Vice President


                              KREDIETBANK N.V.


                              By:/s/ Robert Snauffer
                                 -------------------
                              Name: Robert Snauffer
                              Title: Vice President


                              SUMMIT BANK


                              By:/s/ Christopher J. Annas
                                 ------------------------
                              Name: Christopher J. Annas
                              Title: Regional Vice President

                               Signature page
                            to the First Amendment

     The undersigned hereby acknowledges the foregoing First Amendment as of the Effective Date, agrees to the provisions of Sections 8 and 10 hereof, and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents.

                              RAPIDFORMS, INC.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                              Name: John F. Fairbanks
                              Title: Assistant Treasurer

                              RUSSELL & MILLER, INC.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                              Name: John F. Fairbanks
                              Title: Assistant Treasurer

                              NEWSHIRE FORMS, INC.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                              Name: John F. Fairbanks
                              Title: Assistant Treasurer


                              RAPDEL, INC.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                              Name: John F. Fairbanks
                              Title: Assistant Treasurer

                              NEBS INTERACTIVE, INC.


                              By:/s/ John F. Fairbanks
                                 ---------------------
                              Name: John F. Fairbanks
                              Title: Vice President